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                                                            EXHIBIT 23.7


                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated March 20, 1995 relating to the financial statements of RELTECH Group, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP
Washington, D.C.
July 3, 1996